UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported) June 10, 2022

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6728 W. Sunset Rd., Ste. 130, Las Vegas, NV 89118

(Address of principal executive offices) (Zip Code)

(800) 859-3010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed by MusclePharm Corporation (the “Company”) on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 9, 2022 (the “June 8-K”), as of June 3, 2022, the Company entered into an Amended and Restated Securities Purchase Agreement (the “Amended and Restated Securities Purchase Agreement”) with certain accredited and institutional investors, including certain investors from the Company’s October 2021 private offering of securities (the “October Offering”), which amends and restates the October 2021 Securities Purchase Agreement to, among other things, allow for the issuance of additional senior secured notes and warrants.

Pursuant to the Amended and Restated Securities Agreement, effective as of June 10, 2022, the Company consummated the transactions contemplated by the Amended and Restated Securities Purchase Agreement and sold an aggregate of $3,081,875 in principal amount 20% Original Issue Discount Senior Secured Notes (the “June Notes”), resulting in gross proceeds to the Company of $2,465,500, exclusive of placement agent commission and fees and other offering expenses, and warrants (the “June Warrants”) to purchase up to 22,013,393 shares (the “Warrant Shares”) of the Company’s common stock (the “June Offering”).

Subject to certain exceptions, the June Notes accrue no interest, mature six months after issuance, or December 10, 2022, and are secured by the same collateral that secured the notes issued in the October Offering (the “October Notes” and together with the June Notes, the “Notes”). The June Warrants are exercisable for five years from the date of issuance at an exercise price of $0.231 per share, subject to adjustment. If at any time following the six-month anniversary of the date of issuance of the June Warrants, a registration statement covering the resale of the Warrant Shares is not effective, the holders may exercise the June Warrants by means of a cashless exercise. The Company is prohibited from effecting an exercise of the June Warrants to the extent that, as a result of such exercise, the holder together with the holder’s affiliates, would beneficially own more than 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the issuance of the Warrant Shares upon exercise of the June Warrants.

As a result of the issuance of the June Warrants, the exercise price of the warrants issued as part of the October Offering was adjusted from $0.7794 to $0.231 per share.

As previously disclosed in the June 8-K, in connection with the closing of the June Offering, the Company:

●	amended (i) the convertible secured promissory note issued to Ryan Drexler, the Company’s Chief Executive Officer and Chair of the Board of Directors, on November 29, 2020 (as amended on August 13, 2021) in the principal amount of $2,871,967 (the “Drexler November Note”) and (ii) the convertible secured promissory note issued to Ryan Drexler on August 13, 2021 in the principal amount of $2,457,549 (the “Drexler August Note” and together with the Drexler November Note, the “Drexler Notes”) to extend the maturity date of the Drexler Notes to June 10, 2025;

●	entered into an amendment to Ryan Drexler’s Amended and Restated Employment Agreement dated February 1, 2018 (the “Drexler Employment Agreement”) pursuant to which Mr. Drexler’s cash compensation, including base salary and bonus, was decreased to $250,000 annually while any Notes remain outstanding; and

●	appointed Sabina Rizvi, the Company’s President and Chief Financial Officer, as a member of the board of directors of the Company.

The foregoing description of the Amended and Restated Securities Purchase Agreement, the June Warrants, the June Notes and the Waiver and Amendments is not complete and is qualified in its entirety by reference to the full text of the forms of the Amended and Restated Securities Purchase Agreement, the June Warrants, the June Notes, and the Waiver and Amendments copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to the June 8-K and are incorporated by reference herein. The foregoing description of the amendments to the Drexler November Note and Drexler August Note is not complete and is qualified in its entirety by reference to the full text of the forms of the amendments to the Drexler November Note and Drexler August Note, copies of which are filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure of the June Notes under Item 1.01 above which is incorporated by reference into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure of the June Warrants under Item 1.01 above which is incorporated by reference into this Item 3.02 by reference.

The June Warrants and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 1.01 above, in connection with the closing of the June Offering, on June 10, 2022, the Company entered into an amendment to the Drexler Employment Agreement (the “Amendment”) pursuant to which Mr. Drexler’s cash compensation, including base salary and bonus, was decreased to $250,000 annually while any Notes remain outstanding.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the form of the Amendment, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference herein.

As further discussed in Item 1.01 above, in connection with the closing of the June Offering, effective June 10, 2022, the Company appointed Sabina Rizvi, the Company’s President and Chief Financial Officer, as a member of the board of directors of the Company.

Sabina Rizvi has served as the Company’s President and Chief Financial Officer since April 2021. Previously, Ms. Rizvi held multiple C-suite roles at Yum! Brands, with increasing responsibility including CFO of the Canadian and Thailand business units and President and General Manager of Pizza Hut Thailand, where she oversaw significant growth of the brand. Most recently, she was Chief Operating Officer, Yum! Digital and Technology, playing an instrumental role in leveraging technology to transform the customer experience. Ms. Rizvi graduated from University of Windsor, Canada with a Master of Business Administration and completed her Honors Bachelor of Mathematics from University of Waterloo, Canada. The Company believes Ms. Rizvi is qualified to serve as a member of the Company’s board of directors because of the aforementioned experience and the breadth of her management responsibilities with the Company.

There are no family relationships between Ms. Rizvi and any of the Company’s directors or executive officers. Except as set forth herein and for the letter agreement by and between the Company and Ms. Rizvi dated April 1, 2021 pursuant to which Ms. Rizvi serves as President and Chief Financial Officer of the Company as such letter agreement is disclosed by the Company in its filing with the SEC, there is no arrangement or understanding between Ms. Rizvi and any other persons pursuant to which Ms. Rizvi was appointed as a director of the Company. There are no related party transactions involving Ms. Rizvi that are reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1†	Amended and Restated Securities Purchase Agreement, dated June 3, 2022, by and between the Company and the Subsequent Investors parties thereto (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 9, 2022)

10.2	Form of June Warrant (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on June 9, 2022)

10.3	Form of June Note (Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on June 9, 2022)

10.4	Form of Waiver and Amendment (Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on June 9, 2022)

10.5	Drexler November Note, as amended

10.6	Drexler August Note, as amended

10.7+	Amendment to Ryan Drexler’s Amended and Restated Employment Agreement dated June 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain information has been omitted pursuant to Item 601(10)(b)(iv) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

+ Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Date: June 14, 2022	By:	/s/ Ryan Drexler
	Name:	Ryan Drexler
	Title:	Chief Executive Officer

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